Exhibit 10.8

MODIFICATION AGREEMENT

THIS MODIFICATION AGREEMENT (“Agreement”) is entered into and effective this 30th day of July, 2010, by and among PLAINSCAPITAL CORPORATION, a Texas corporation (“Borrower”), and JPMORGAN CHASE BANK, NA, a national banking association [successor by merger to Bank One, NA (Illinois)] with its main office in Chicago, Illinois (“Lender”). Unless otherwise defined herein or unless the context indicates otherwise, any word herein beginning with a capitalized letter shall have the meaning ascribed to such word in that certain Loan Agreement (as amended, the “Loan Agreement”), dated as of October 27, 2004, between Borrower and Lender.

R E C I T A L S:

WHEREAS, Lender previously agreed to make a $500,000.00 term loan (the “Loan”) to Borrower, in accordance with and subject to the terms and conditions of the Loan Agreement; and

WHEREAS, the Loan is evidenced by that certain Third Amended and Restated Promissory Note (the “Note”) dated as of June 19, 2009, made by Borrower and payable to the order of Lender in the maximum principal amount of $500,000.00; and

WHEREAS, Borrower and Lender have now agreed, subject to the terms and conditions set forth herein, to modify certain provisions of the Loan Documents.

NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, Borrower and Lender hereby agree as follows:

Section 1.1 Acknowledgment of Outstanding Balance. The parties hereto acknowledge that the outstanding principal balance of the Note as of July 1, 2010, is FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00).

Section 1.2 Amended and Restated Note. The Loan shall be evidenced and governed by a promissory note (the “New Note”) which amends and restates in its entirety, but does not extinguish, the Note. Anything to the contrary notwithstanding, if any inconsistency exists between the Loan Agreement and the New Note, the New Note shall control.

Section 1.3 Definition of Loan Documents. The term “Loan Documents” as defined in the Loan Agreement and as used in the Loan Agreement, the New Note, the other Loan Documents and herein, shall be, and hereby is, modified to include this Agreement and any and all other documents executed in connection with this Agreement. All references to the term “Loan Documents” contained in the Loan Agreement, the New Note and the other Loan Documents are hereby modified and amended wherever necessary to reflect such modification of such term.

RENEWAL, MODIFICATION AND EXTENSION AGREEMENT

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ARTICLE II - MISCELLANEOUS

Section 2.1 Conditions Precedent. On or prior to the date hereof and as conditions precedent to the agreements of the Lender herein set forth, Borrower shall deliver to Lender: (i) a fully executed original of this Agreement and the New Note; and (ii) evidence satisfactory to Lender of the authority of Borrower to enter into this Agreement and the New Note.

Section 2.2 Payment of Expenses. Borrower agrees to pay to Lender, upon demand, the reasonable fees and expenses of Lender’s counsel and other reasonable expenses incurred by Lender in connection with this Agreement.

Section 2.3 Acknowledgment by Borrower. Except as otherwise specified herein and by the other Loan Documents, the terms and provisions of the Loan Documents are ratified and confirmed and shall remain in full force and effect, enforceable in accordance with their terms. Borrower hereby acknowledges, agrees and represents that (i) Borrower is indebted to Lender pursuant to the terms of the New Note and the Loan Documents as modified hereby; and (ii) the liens, security interests and assignments created and evidenced by the Loan Documents are, respectively, valid and subsisting liens, security interests and assignments of the respective dignity and priority recited in the Loan Documents, including, without limitation, the liens, security interests and assignments set forth in the Security Agreement.

Section 2.4 Additional Documentation. From time to time, Borrower shall execute or procure and deliver to Lender such other and further documents and instruments evidencing, securing or pertaining to the Loan or the Loan Documents as shall be reasonably requested by Lender so as to evidence or effect the terms and provisions hereof. Upon Lender’s request, Borrower shall cause to be delivered to Lender evidence of the authority of Borrower, and any officers of Borrower, to execute and deliver this Agreement, and such other matters as reasonably requested by Lender.

Section 2.5 Binding Agreement. This Agreement shall be binding upon, and shall inure to the benefit of, the parties, respective heirs, representatives, successors and assigns.

Section 2.6 Nonwaiver of Events of Default. Neither this Agreement nor any other document executed in connection herewith constitutes or shall be deemed (i) a waiver of, or consent by Lender to, any default or event of default which may exist or hereafter occur under any of the Loan Documents, (ii) a waiver by Lender of any of Borrower’s obligations under the Loan Documents, or (iii) a waiver by Lender of any rights, offsets, claims, or other causes of action that Lender may have against Borrower.

Section 2.7 No Defenses. Borrower, by its execution of this Agreement, hereby declares that it has no set-offs, counterclaims, defenses or other causes of action against Lender arising out of the Loan, any documents mentioned herein or otherwise; and, to the extent any such setoffs, counterclaims, defenses or other causes of action may exist, whether known or unknown, such items are hereby waived by Borrower.

Section 2.8 Counterparts. This Agreement may be executed in several counterparts, all of which are identical, each of which shall be deemed an original, and all of which counterparts together shall constitute one and the same instrument, it being understood and agreed that the signature pages may be detached from one or more of such counterparts and combined with the signature pages from any other counterpart in order that one or more fully executed originals may be assembled.

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Section 2.9 Choice of Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT FEDERAL LAWS PREEMPT THE LAWS OF THE STATE OF TEXAS.

Section 2.10 Entire Agreement. This Agreement, together with the other Loan Documents, contain the entire agreements between the parties relating to the subject matter hereof and thereof. This Agreement and the other Loan Documents may be amended, revised, waived, discharged, released or terminated only by a written instrument or instruments, executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATED TO THE SUBJECT MATTER HEREIN CONTAINED AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

LENDER:

JPMORGAN CHASE BANK, NA, a national banking association [successor by merger to Bank One, NA (Illinois)]

By:	/s/ Timothy F. Johnson
Name:	Timothy F. Johnson
Title:	Senior Vice President

BORROWER:

PLAINSCAPITAL CORPORATION

By:	/s/ Jeff Isom
Name:	Jeff Isom
Title:	Executive Vice President and Chief Accounting Officer

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